UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 20, 2025

SABRE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-36422	20-8647322
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

3150 Sabre Drive Southlake, TX	76092
(Address of principal executive offices	(Zip Code)

(682) 605-1000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, $.01 par value	SABR	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events

Secured Notes Offering

On November 20, 2025, Sabre Corporation (“Sabre”) issued a press release announcing an offering (the “Offering”) by its wholly-owned subsidiary Sabre Financial Borrower, LLC (“Sabre Financial”) of $1,000,000,000 aggregate principal amount of senior secured notes due 2029 (the “Secured Notes”). A copy of the press release announcing the Offering is filed as Exhibit 99.1 to this Form 8-K and incorporated by reference herein.

In addition, on November 20, 2025, Sabre issued a press release announcing the pricing of the Offering. A copy of the press release announcing the pricing of the Offering is filed as Exhibit 99.2 to this Form 8-K and incorporated by reference herein.

Exchange Offers

On November 20, 2025, Sabre issued a press release announcing the commencement of separate exchange offers (each, an “Exchange Offer” and together, the “Exchange Offers”) by Sabre GLBL Inc., a wholly-owned subsidiary of Sabre, to exchange (i) any and all of its outstanding 8.625% Senior Secured Notes due 2027 and 11.250% Senior Secured Notes due 2027 and (ii) certain of its 10.750% Senior Secured Notes due 2029 for Sabre GLBL’s new 10.750% Senior Secured Notes due 2030, upon the terms and subject to the conditions set forth in a confidential offering circular dated November 20, 2025.

A copy of the press release announcing the Exchange Offers is filed as Exhibit 99.3 to this Form 8-K and incorporated by reference herein.

Forward-Looking Statements

Statements made in this Current Report on Form 8-K that are not descriptions of historical facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and are based on management’s current expectations and assumptions and are subject to risks and uncertainties. Any statements that are not historical or current facts are forward-looking statements. In many cases, you can identify forward-looking statements by terms such as “expect,” “guidance,” “outlook,” “trend,” “pro forma,” “on course,” “on track,” “target,” “potential,” “benefit,” “goal,” “believe,” “plan,” “confident,” “anticipate,” “indicate,” “trend,” “position,” “optimistic,” “will,” “forecast,” “continue,” “strategy,” “estimate,” “project,” “may,” “should,” “would,” “intend,” or the negative of these terms or other comparable terminology. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performances or achievements expressed or implied by the forward-looking statements, including the risk that the Offering, Exchange Offers and the concurrent term loan refinancing may not be consummated. More information about potential risks and uncertainties that could materially affect our business and results of operations is included in the “Risk Factors” and “Forward-Looking Statements” sections in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2025, filed with the SEC on November 5, 2025, our Annual Report on Form 10-K for the year ended December 31, 2024, filed with the SEC on February 20, 2025 and in our other filings with the SEC. We cannot guarantee future events, including our ability to realize the anticipated benefits of the Offering, any of the Exchange Offers and the concurrent refinancing transaction, outlook, guidance, results, actions, levels of activity, performance or achievements. Readers are cautioned not to place undue reliance on these forward-looking statements. Unless required by law, we undertake no obligation to publicly update or revise any forward-looking statements to reflect circumstances or events after the date they are made.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

99.1	Launch Press Release dated November 20, 2025

99.2	Pricing Press Release dated November 20, 2025

99.3	Exchange Offers Announcement Press Release dated November 20, 2025

104	Cover Page Interactive Data File-formatted as Inline XBRL

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 25, 2025

Sabre Corporation

By:	/s/ Rochelle Boas
Name: Rochelle Boas
Title: Executive Vice President and Chief Legal Officer